SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Municipal Securities Trust covers the period ended November 30, 2000. During the six months under review, the U.S. economy cooled as third quarter annualized gross domestic product (GDP) growth dropped sharply to 2.2%, compared with the sizzling 5.6% annualized GDP growth from the previous quarter. Third-quarter performance was weaker than expected and marked the slowest growth since the third quarter of 1996. This GDP report suggested that the economy has started to feel the impact of past Federal Reserve Board
(Fed) rate increases and may be on track for a soft landing.

The municipal bond market performed relatively well during the period, following a difficult year in 1999, in which strong economic numbers and the Fed's interest rate increases hampered bond prices. This relative strength was largely due to the belief that the rate increases were beginning to achieve the desired effect of slowing the economy's growth and that the Fed would not raise interest rates further in the near term. Thus, long-term interest rates generally declined during the six-month period, with the 30-year Treasury bond yield falling from 6.01% at the beginning of the period to 5.61% on November 30, 2000. At the same time, the 10-year Treasury note's yield also dropped, from 6.27% to 5.47%. The municipal bond market generally followed Treasuries and experienced falling yields. The Bond Buyer Municipal Bond

CONTENTS

Shareholder Letter ........     1

Fund Reports

  Franklin California High
  Yield Municipal Fund ....     4

  Franklin Tennessee
  Municipal Bond Fund .....    12

Municipal Bond Ratings ....    20

Financial Highlights &
Statements of Investments..    23

Financial Statements ......    36

Notes to
Financial Statements ......    40

[PYRAMID GRAPHIC]

Index (Bond Buyer 40), an indicator of the municipal bond market, decreased from a yield of 6.13% to 5.72% for the same period.(1) Since bond yields and prices have an inverse relationship, as yields fell, bond prices increased, leading to an increase in the value of most bond funds.

Lower supply contributed to the favorable conditions for municipal bond funds during the reporting period. The strong economy, which increased revenues for most municipalities, reduced the need for borrowing to finance capital projects. From June 1 through November 30, 2000, national municipal bond issuance was down about 26% compared to the same period in 1999.(2) Reduced supply and continued high demand for municipal bonds among insurance and mutual fund companies, as well as retail investors, contributed to their price increase.

In February 2000, the federal government announced a plan to buy back 30-year Treasury bonds, which increased their price and decreased their yield. This meant that, on a relative basis, long-term municipal bond yields were more attractive. During the six-month reporting period, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 105% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(2) Since municipal bonds are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax. When municipal bond yields are nearly the same as those of Treasuries, investors can take advantage of the tax exemption at little extra cost.



1. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

2. Source: The Bond Buyer, 11/30/00.

2

Looking forward, we believe the Fed will continue to monitor inflationary tendencies closely. If the economy slows further toward the end of 2000, bond markets may continue their positive trend. Predicting market cycles, however, is very difficult, even for professional economists, which is why we recommend investing for the long term. It is important to remember that, over time, the tax-free income received from municipal bond funds will ultimately drive their total return performance.

Sincerely,



/s/ C.B. Johnson
Charles B. Johnson
Chairman
Franklin Municipal Securities Trust





/s/ Sheila Amoroso
Sheila Amoroso





/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department

                                                                               3

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund Based on Total Long-Term Investments 11/30/00

[PIE CHART OMITTED]

AAA ......................  10.1%
AA .......................   3.6%
A ........................   7.7%
BBB ......................  36.3%
Below Investment Grade ...  42.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.(1)

STATE UPDATE

During the six months under review, California's robust, diversified and growing economy significantly outpaced the nation as it benefited from an economic rebound in Asia, a key export market. This continued expansion helped drive employment growth to 2.8% and stabilize per capita income at 105% of the national average.(2), (3) The state's unemployment rate decreased to a seasonally adjusted 4.8% in November 2000 but remained higher than the nation's 4.0% level.(4)

Although the services sector continued to account for a significant portion of overall job growth, California enjoyed positive job growth across all major industry sectors except manufacturing,



1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

2. Source: Moody's Investors Service, 11/17/00. This does not indicate Moody's rating of the Fund.

3. Source: Standard & Poor's, Ratings Direct, 10/18/00. This does not indicate Standard & Poor's rating of the Fund.

4. Source: Bureau of Labor Statistics, 11/21/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 26.

4

which was relatively flat during the period. Economic sectors that led the way included construction, tourism, entertainment and computer services, particularly Internet-related firms. The electronic sector accounted for the largest portion of state exports. Japan was the biggest export market, receiving 13.9% of the state's exports. NAFTA-induced growth, however, increased exports substantially to Mexico and Canada.(3)

Due to California's vigorous economy, the state's revenue collections continued the surge that occurred in fiscal year 2000 when general fund revenues rose a higher-than-forecast 21.4%. This dramatic increase was largely attributable to growth in personal income tax receipts although sales tax receipts were also strong. The state's debt levels remained moderate at $825 per capita or 2.6% of personal income despite a net tax-supported debt of $26.1 billion.(5) California ended fiscal year 2000 with a significant budgetary-basis fund balance and a positive balance also projected for fiscal year 2001.

California's improved financial condition, including the rebuilding of cash and budget reserves to record levels, improved financial management and increased attention to debt management issues, underpin the state's high-quality debt rating of double-A by three independent credit rating agencies, Standard & Poor's(R), Moody's Investors Service and Fitch IBCA Inc.(2), (3), (5) Moody's(R) anticipates that California's increased economic diversity positions the state well for future expansion and that the state will continue to outperform the nation over the next two years as some Asian economies post positive economic gains.



5. Source: Fitch IBCA, State of California, 10/13/00. This does not indicate Fitch's rating of the Fund.

                                                                              5

PORTFOLIO BREAKDOWN
Franklin California High Yield
Municipal Fund
11/30/00

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
                         -----------
Tax-Supported              44.8%

Transportation             15.5%

Hospital & Health Care      9.7%

Prerefunded                 7.7%

Utilities                   7.3%

Other Revenue               5.8%

Subject to Government
Appropriation               4.6%

Housing                     2.4%

Corporate-Backed            1.1%

Higher Education            0.9%

General Obligation          0.2%

PORTFOLIO NOTES

California municipal bonds performed well during the reporting period due to a general decline in interest rates combined with lower municipal bond issuance and strong retail demand. Within this environment, Franklin California High Yield Municipal Fund posted strong results as shown in the Performance Summary beginning on page 10. The Fund's Class A share price, as measured by net asset value, increased 3.99% during the six months under review. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, rose 4.20% over the same period.(6) In addition, the Fund's Class A shares delivered a six-month cumulative total return of +6.98% as shown in the Performance Summary, which also shows six-month cumulative total returns for Class B and C shares. With the declining performance of stocks over the past year, investors, especially those in the higher tax brackets, may find it hard to achieve better returns in alternative taxable investments.

It is thus worth noting that your Fund also offered a significant tax advantage over a comparable taxable investment. The Performance Summary shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.51%, based on an annualization of the current monthly dividend and the maximum offering price per share on November 30, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and California state income tax bracket of 45.22% would need to earn 10.06% from a taxable investment



6. Source: Lehman Brothers. The Lehman Brothers Municipal Bond Index includes about 15,000 bonds. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

6

to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.

During the period, we continued to follow our strategy of investing for high, current tax-free income, as well as share-price stability and tax efficiency. We sought to take advantage of such opportunities in the municipal bond market as the spreads widened between higher and lower grade credits. With Franklin's presence in the municipal bond market and $17 billion in California municipal assets under management, the Fund has a distinct advantage in structuring and controlling issues to fit its needs. This enabled the Fund to enhance performance, yields, dividends and call protection, and we recently announced a dividend increase, effective in December.

Most dealers, underwriters and issuers know and trust Franklin and will come to us to assist them in structuring and pricing new issues, giving the Fund the ability to help define the marketplace's characteristics. We also try to take advantage of strong retail demand in the secondary market, which has provided liquidity and support to the market, to maintain the Fund's stability. An example of our influence was seen in a non-rated San Ramon assessment district bond that we recently purchased. It was a $75 million deal issued to fund infrastructure improvements for a 5,000-unit master plan development in San Ramon owned by the Lennar group. The city, the dealer and the developer approached Franklin to assist them in structuring a deal

                                                                               7

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/00 - 11/30/00

                                         DIVIDEND PER SHARE
                                         ------------------
MONTH                          CLASS A       CLASS B          CLASS C
-----                          -------       -------          -------
June                          4.7 cents     4.22 cents       4.25 cents
July                          4.7 cents     4.22 cents       4.25 cents
August                        4.7 cents     4.22 cents       4.25 cents
September                     4.7 cents     4.25 cents       4.25 cents
October                       4.7 cents     4.25 cents       4.25 cents
November                      4.7 cents     4.25 cents       4.25 cents
                              ---------     ----------       ----------
TOTAL                         28.2 CENTS   25.41 CENTS      25.50 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



that would be fair to all parties. In return, we were able to control the entire issue and invested $65 million for our high yield municipal funds at a yield close to 7.5%.

Looking forward, we believe that the San Ramon purchase, along with our other higher-quality high yield holdings, should help the Fund perform favorably in the future, assuming stable interest rates and a steady municipal bond supply in 2001. In our opinion, investors are wise to maintain diversification in their portfolios with a portion held in solid, fixed-income instruments. Municipal bond yields currently make them a very attractive investment alternative to equities for many investors,

8

especially with the California municipal bond-to-Treasury yield ratio above 96% at the reporting period's end.(7) Also, recent fallout in the high yield market underscores the benefit of being a shareholder in one of Franklin's large, broadly diversified and well-managed municipal bond funds. The Fund's diversification among sectors can help avoid overexposure to any one holding as smaller funds and individual bondholders could be. Furthermore, we strive to maintain sufficient liquidity to withstand market downturns.



7. Source: The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

This discussion reflects our views, opinions and portfolio holdings as of November 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                               9

FRANKLIN CALIFORNIA HIGH
YIELD MUNICIPAL FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the Fund's manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 5.42%, 5.11% and 5.06% for Classes A, B and C, respectively. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE       11/30/00     5/31/00
-------                                  ------       --------     -------
Net Asset Value (NAV)                    +$0.38        $9.90        $9.52
DISTRIBUTIONS (6/1/00-11/30/00)
Dividend Income                         $0.2820

CLASS B                                  CHANGE       11/30/00     5/31/00
-------                                  ------       --------     -------
Net Asset Value (NAV)                    +$0.39        $9.93        $9.54
DISTRIBUTIONS (6/1/00-11/30/00)
Dividend Income                         $0.2541

CLASS C                                  CHANGE       11/30/00     5/31/00
-------                                  ------       --------     -------
Net Asset Value (NAV)                    +$0.37        $9.92        $9.55
DISTRIBUTIONS (6/1/00-11/30/00)
Dividend Income                         $0.2550

For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

10

PERFORMANCE

                                                                     INCEPTION
CLASS A                            6-MONTH     1-YEAR     5-YEAR      (5/3/93)
-------                            -------     ------     ------      --------
Cumulative Total Return(1)         +6.98%      +6.59%     +31.81%     +55.19%
Average Annual Total Return(2)     +2.46%      +2.03%      +4.76%      +5.36%
Avg. Ann. Total Return                         +6.42%      +4.80%      +5.52%
(12/31/00)(3)

Distribution Rate(4)                     5.51%
Taxable Equivalent Distribution         10.06%
Rate(5)
30-Day Standardized Yield(6)             5.57%
Taxable Equivalent Yield(5)             10.17%

                                                                     INCEPTION
CLASS B                                                   6-MONTH     (2/1/00)
-------                                                   -------    ---------
Cumulative Total Return(1)                                 +6.78%     +11.04%
Aggregate Total Return(2)                                  +2.78%      +7.04%
Aggregate Total Return (12/31/00)(3)                                   +8.72%

Distribution Rate(4)                     5.17%
Taxable Equivalent Distribution          9.44%
Rate(5)
30-Day Standardized Yield(6)             5.27%
Taxable Equivalent Yield(5)              9.62%

                                                                     INCEPTION
CLASS C                            6-MONTH     1-YEAR      3-YEAR     (5/1/96)
-------                            -------     ------      ------     --------
Cumulative Total Return(1)         +6.56%      +5.90%      +9.39%     +28.58%
Average Annual Total Return(2)     +4.47%      +3.84%      +2.68%      +5.40%
Avg. Ann. Total Return                         +8.24%      +2.72%      +5.64%
(12/31/00)(3)

Distribution Rate(4)                     5.13%
Taxable Equivalent Distribution          9.36%
Rate(5)
30-Day Standardized Yield(6)             5.22%
Taxable Equivalent Yield(5)              9.53%

Franklin California High Yield Municipal Fund - Class A maintained the highest or second highest yield for each of the past six months in the Lipper California Municipal Debt Funds category.*



*Source: Lipper Analytical Services, Inc., 12/20/00.

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. In accordance with SEC rules, we provide standardized aggregate and average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 11/30/00.

5. Taxable equivalent distribution rate and yield assume the published rates as of 9/27/00 for the maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                              11

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments
11/30/00

[PIE CHART]

AAA                         52.7%
AA                          37.8%
A                            2.2%
BBB                          7.2%
Below Investment Grade       0.1%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)

STATE UPDATE

During the six months ended November 30, 2000, Tennessee's economy continued to develop, diversify and attract considerable new investment. The state's competitive cost environment led to the expansion of new and existing industries, especially automobile suppliers, high-technology firms and transportation services. This trend helped absorb cutbacks in the apparel and textile industries, and a slowdown in employment growth in the robust services sector.(2) Overall, statewide unemployment averaged 3.8% during the reporting period, slightly better than the 4.0% national average.(3) Although declines in traditional manufacturing sectors, tighter labor markets and slowing population growth could begin to pressure Tennessee's economic health, attempts by heads of government and business to actively diversify its manufacturing base in an effort to reduce such vulnerabilities are currently being implemented.



1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

2. Source: Standard & Poor's,Ratings Direct, 11/20/00. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Bureau of Labor Statistics, 11/30/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 32.

12

Despite an excellent economic picture, a long history of conservative policies and strong financial management practices, Tennessee's balanced budget requirement and tax reform initiatives were unable to compensate for its fiscal year 2001 budgetary deficit. During the budgeting process, state legislators faced the challenge of eliminating a $465 million gulf between revenues and expenditures, caused largely by proposed enhancements to TennCare (the state-managed health care system), education spending and state employees' salaries.(4) Tennessee's sales and use tax-dominated revenue stream, a historically stable source accounting for more than 61% of all tax revenues, proved insufficient to meet these spending priorities.(2) Standard & Poor's, an independent credit rating agency, consequently downgraded Tennessee's general obligation (GO) bonds from AAA to AA+, the second-highest possible rating, during the reporting period due to long-range financial concerns. This outlook largely reflects the risks associated with recent, continuing revenue imbalances that may strain the state's operating costs into fiscal year 2002.(4) This action only marginally weakens Tennessee's excellent credit position, and could be revised if state legislators can match recurring revenues with recurring expenditures through diversifying revenues or adjusting spending priorities to match existing funds.

On a positive note, the state's historical practice of funding the majority of its capital investments on a pay-as-you-go basis has kept its debt ratios well below the national medians. Tennessee's outstanding GO debt totaled $1.1 billion in November 2000.(2) On a per-capita basis, direct debt was very low at $227, compared with the $540 per capita national average. This debt is approximately 1.0% of personal income, less than one-half of the 50-state median of 2.2%.(4) Recent budgetary constraints notwithstanding, Tennessee maintained adequate reserve levels,

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee Municipal Bond Fund - Class A
6/1/00- 11/30/00

                        DIVIDEND
MONTH                  PER SHARE
-----                  ---------
June                  4.65 cents

July                  4.65 cents

August                4.65 cents

September             4.65 cents

October               4.65 cents

November              4.65 cents
--------             -----------
TOTAL                27.90 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

4. Source: Moody's Investors Service, 10/00.

                                                                              13

PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
11/30/00

                                % OF TOTAL
                                LONG-TERM
                               INVESTMENTS
                               -----------
Hospital & Health Care            23.2%

General Obligation                20.9%

Housing                           10.9%

Utilities                          9.6%

Transportation                     9.1%

Higher Education                   8.0%

Prerefunded                        6.2%

Subject to Government
Appropriation                      5.8%

Corporate-Backed                   4.9%

Tax-Supported                      1.4%

a portion of which could be utilized to cover any unanticipated revenue shortfalls in the current fiscal year. Tennessee has long benefited from a very sound debt structure, essentially all general obligation, and careful use of debt.

Low business costs, affordable housing and further industrial diversification should bolster Tennessee's economy going forward. Statewide economic expansion is forecast as moderate over the next five years in response to slower growth at the national level, labor-supply constraints and the expectation of waning consumer and business spending. Real gross state product is projected to subside from the 4.5% annual pace produced during 1995-2000, to 3.9% annual gains during 2000-2005. The state's job market could follow suit, with employment gains projected to slow to 1.2% annually over the next five years.(5) Meanwhile, the state's balanced budget requirement and pending tax reform discussions should address 2001's and possible future budget deficits, allowing the state to maintain its very high credit status.

PORTFOLIO NOTES

Interest rates generally fell during the six-month period under review, allowing municipal bonds to post positive results. Overall, declining interest rates benefit bond prices, which rise as yields fall. For the six months ended November 30, 2000, the 30-year Treasury bond price rose 5.99%, while the Fund's



5. Source: Fitch IBCA, State of Tennessee, 8/18/00.

14

benchmark, the Lehman Brothers Municipal Bond Index, appreciated 4.20%.(6) By comparison, your Fund's share price, as measured by net asset value, rose 5.49%.

In spite of the period's declining interest rates, the Fund's income component remained constant. The higher interest-rate environment we experienced in 1999 and the first half of 2000 enabled us to invest bond call proceeds and new cash at more attractive rates. As a result of such timely investments, we were able to pay out a consistent dividend throughout the reporting period.

Relatively light new-issue supply (down 16% year-to-date through November 30, 2000, compared with the same period in 1999) and sustained retail demand in the municipal bond market characterized the six-month period. We were able to capitalize on this market condition by selling securities with shorter calls into retail demand and reinvesting the proceeds in bonds with at least 10-year call protection -- all without compromising yield. In periods of light supply such as this, the Fund's size and leverage in the national municipal bond market offers us the opportunity to get the first look at new offerings in primary and secondary markets, increasing the number of issues from which we can make investment selections.



6. Source: Lehman Brothers. The Lehman Brothers Municipal Bond Index includes about 15,000 bonds. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                              15

It was our assessment that the market's insured sector represented attractive value during the six months under review. As a result, most securities purchased during the period were AAA-rated insured bonds. Among these, we initiated positions in Nashville and Davidson County Health for Ascension Health and Williamson County General Obligation. Overall, insured securities represented 48.5% of the portfolio on November 30, 2000.(7) These purchases also helped maintain the portfolio's high credit quality, with an average credit rating of AA+ at period-end.

Franklin Tennessee Municipal Bond Fund is well diversified among credit sectors. Due to the fact that we stay fully invested, and buy most securities in the new-issue market, our diversification will be similar to that of overall state issuance. On November 30, 2000, the portfolio's largest sectors were hospital and health care, general obligation, transportation and housing. Such diversification should reduce exposure to the risk and volatility that may affect any one sector. In our opinion, the Fund's wide range of bond coupons and maturities also helps us protect its principal while providing shareholders with a steady stream of long-term income.

7. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurers' ability to meet its obligation to the Fund if called upon to do so.


16

Tennessee's continued economic growth and low debt burden, combined with the growing need for new infrastructure, such as highways, schools and affordable housing, should sustain demand for new borrowing. Taking these factors into consideration, we anticipate a positive trend for the state's municipal bond supply in the coming months. Going forward, we will continue to make all investment decisions as we seek tax-free income and conservative asset management.



This discussion reflects our views, opinions and portfolio holdings as of November 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                              17

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

CLASS A: Subject to the maximum 4.25% initial sales charge. The Fund's manager agreed in advance to waive a portion of its management fees, and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.62%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE        11/30/00   5/31/00
Net Asset Value (NAV)                   +$0.55         $10.57    $10.02
DISTRIBUTIONS (6/1/00-11/30/00)
Dividend Income                        $0.2790

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


18

PERFORMANCE


                                                                      INCEPTION
CLASS A                                6-MONTH   1-YEAR    5-YEAR     (5/10/94)
Cumulative Total Return(1)              +8.31%   +8.10%   +28.32%      +48.44%

Average Annual Total Return(2)          +3.76%   +3.48%    +4.20%       +5.51%

Avg. Ann. Total Return (12/31/00)(3)             +8.36%    +4.64%       +5.95%

Distribution Rate(4)                        5.05%

Taxable Equivalent Distribution Rate(5)     8.89%

30-Day Standardized Yield(6)                5.00%

Taxable Equivalent Yield(5)                 8.81%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.65 cent per share monthly dividend and the maximum offering price of $11.04 per share on 11/30/00.

5. Taxable equivalent distribution rate and yield assume the published rates as of 9/27/00 for the maximum combined federal and Tennessee state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.


                                                                              19

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


20

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay


                                                                              21

principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.


22

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                      CLASS A
                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                         YEAR ENDED MAY 31,
                                                    NOVEMBER 30, 2000  ------------------------------------------------------------
                                                       (UNAUDITED)        2000         1999        1998        1997         1996
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $   9.52        $ 10.60       $  10.65    $  10.10    $   9.81     $   9.93
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c).........................          .32            .56            .57         .62         .63          .64
 Net realized and unrealized gains (losses) ......          .34          (1.08)          (.04)        .55         .29         (.10)
                                                    -------------------------------------------------------------------------------
Total from investment operations .................          .66           (.52)           .53        1.17         .92          .54
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................         (.28)          (.56)(e)       (.57)       (.62)       (.63)(d)     (.66)
 In excess of net investment income ..............           --             --           (.01)         --          --           --
                                                    -------------------------------------------------------------------------------
Total distributions ..............................         (.28)          (.56)          (.58)       (.62)       (.63)        (.66)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ...................     $   9.90        $   9.52      $  10.60    $  10.65    $  10.10     $   9.81
                                                    ===============================================================================
Total return(a) ..................................         6.98%          (4.88%)        5.07%      11.78%       9.64%        5.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $473,130        $464,423      $583,752    $412,211    $213,396     $118,313
Ratio to average net assets:
 Expenses ........................................          .50%(b)         .49%          .44%        .35%        .34%         .35%
 Expenses excluding waiver and payments
  by affiliates ..................................          .66%(b)         .66%          .71%        .69%        .75%         .81%
 Net investment income ...........................         6.44%(b)        5.70%         5.22%       5.81%       6.24%        6.49%
Portfolio turnover rate ..........................        10.68%          47.45%        14.31%      37.75%      33.79%       28.02%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Annualized.

(c)Based on average shares outstanding effective year ended May 31, 2000.

(d)Includes distributions in excess of net investment income in the amount of $.001.

(e)Includes distributions in excess of net investment income in the amount of $.002.


                                                                              23

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                          CLASS B
                                                            ----------------------------------------
                                                            SIX MONTHS ENDED      YEAR ENDED MAY 31,
                                                            NOVEMBER 30, 2000     ------------------
                                                               (UNAUDITED)             2000(d)
                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................         $ 9.54               $9.34
                                                            ----------------------------------------
Income from investment operations:
 Net investment income(c)................................            .29                 .17
 Net realized and unrealized gains ......................            .35                 .20
                                                            ----------------------------------------
Total from investment operations ........................            .64                 .37
                                                            ----------------------------------------
Less distributions from net investment income ...........           (.25)               (.17)(e)
                                                            ----------------------------------------
Net asset value, end of period ..........................         $ 9.93               $9.54
                                                            ========================================

Total return(a) .........................................           6.78%               4.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................         $6,230               $ 808
Ratio to average net assets:
 Expenses ...............................................           1.05%(b)            1.02%(b)
 Expenses excluding waiver and payments by affiliates ...           1.21%(b)            1.19%(b)
 Net investment income ..................................           5.84%(b)            5.33%(b)
Portfolio turnover rate .................................          10.68%              47.45%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Annualized.

(c)Based on average shares outstanding.

(d)For the period February 1, 2000 (effective date) to May 31, 2000.

(e)Includes distributions in excess of net investment income in the amount of $.0004.


24

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                        CLASS C
                                                    --------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                        YEAR ENDED MAY 31,
                                                    NOVEMBER 30, 2000   ------------------------------------------------------------
                                                       (UNAUDITED)        2000          1999       1998       1997         1996(d)
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $     9.55       $ 10.63       $ 10.68    $ 10.12    $  9.82       $ 9.82
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................               .29           .51           .51        .56        .57          .05
 Net realized and unrealized gains (losses) ...               .34         (1.08)         (.04)       .56        .30         --
                                                    --------------------------------------------------------------------------------
Total from investment operations ..............               .63          (.57)          .47       1.12        .87          .05
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................              (.26)         (.51)(f)      (.51)      (.56)      (.57)(e)     (.05)
 In excess of net investment income ...........              --            --            (.01)      --         --           --
                                                    --------------------------------------------------------------------------------
Total distributions ...........................              (.26)         (.51)         (.52)      (.56)      (.57)        (.05)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ................        $     9.92       $  9.55       $ 10.63    $ 10.68    $ 10.12       $ 9.82
                                                    ================================================================================

Total return(a) ...............................              6.56%        (5.39%)        4.48%     11.30%      9.08%         .54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $   65,851       $64,890       $78,338    $40,363    $10,624       $  212
Ratio to average net assets:
 Expenses .....................................              1.04%(b)      1.04%          .99%       .90%       .90%         .91%(b)
 Expenses excluding waiver and payments
   by affiliates ................................            1.20%(b)      1.21%         1.26%      1.24%      1.31%        1.81%(b)
 Net investment income ........................              5.90%(b)      5.15%         4.66%      5.23%      5.68%        5.73%(b)
Portfolio turnover rate .......................             10.68%        47.45%        14.31%     37.75%     33.79%       28.02%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Annualized.

(c)Based on average shares outstanding effective year ended May 31, 2000.

(d)For the period May 1, 1996 (effective date) to May 31, 1996.

(e)Includes distributions in excess of net investment income in the amount of $.001.

(f)Includes distributions in excess of net investment income in the amount of $.002.


                       See notes to financial statements.

                                                                              25

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED)


                                                                                                  PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                       AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.4%
 BONDS 86.2%
 ABAG Finance Authority for Nonprofit Corps. COP, 6.15%, 1/01/22 ............................     $ 1,435,000        $  1,507,468
 Adelanto Water Authority Revenue,
    Parity Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 ......................       3,375,000           3,932,179
    Water Systems Acquisition Project, sub. lien, Series A, 7.50%, 9/01/28 ..................       2,000,000           2,448,680
 Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 .............................................       1,240,000           1,264,713
 Alameda PFA, Local Agency Revenue, Special Tax, Community Facility No. 1-A,
    6.70%, 8/01/12 ..........................................................................       3,400,000           3,621,238
    7.00%, 8/01/19 ..........................................................................       4,015,000           4,260,678
 American Canyon Joint Powers Financing Authority Lease Revenue,
    Civic/Recreation Facilities, 6.40%, 6/01/22 .............................................       1,000,000           1,019,640
 Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 ..........................................................................       1,415,000           1,474,826
    7.25%, 9/02/27 ..........................................................................       3,665,000           3,798,663
 Bay Area Government Association 1915 Act Revenue, Windemere Ranch AD 1,
    7.30%, 9/02/17 ..........................................................................      10,160,000          10,596,880
    7.35%, 9/02/20 ..........................................................................       8,055,000           8,429,880
    7.45%, 9/02/30 ..........................................................................       5,000,000           5,268,050
 Beaumont Financing Authority Local Agency Revenue, Sewer Enterprise Project,
    Refunding, Series A, 6.75%, 9/01/25 .....................................................       5,000,000           5,151,750
 Belmont RDA, Tax Allocation, Los Costanos Community Development,
    Series A, 6.80%, 8/01/24 ................................................................       1,510,000           1,674,122
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
    7.00%, 9/02/14 ..........................................................................         440,000             453,922
 Calexico Special Financing Authority Sales Tax Revenue, 7.40%,
    1/01/01 .................................................................................         165,000             165,195
    1/01/02 .................................................................................         175,000             177,606
    1/01/03 .................................................................................         220,000             225,645
    1/01/04 .................................................................................         235,000             243,028
    1/01/05 .................................................................................         285,000             296,503
    1/01/06 .................................................................................         340,000             355,103
    1/01/18 .................................................................................       7,680,000           8,000,947
 California City RDA, Tax Allocation Revenue, Refunding, Series A-1,
    7.75%, 9/01/34 ..........................................................................       9,670,000          10,419,425
 California Educational Facilities Authority Revenue,
    Keck Graduate Institute, 6.75%, 6/01/30 .................................................       2,500,000           2,652,125
    Pooled College and University, Series B, 6.625%, 6/01/20 ................................       1,000,000           1,068,380
    Pooled College and University Projects, Series B, 6.30%, 4/01/21 ........................       1,000,000           1,033,200
 California Health Facilities Financing Authority Revenue,
    Catholic Healthcare West, Series A, 5.00%, 7/01/18 ......................................       8,000,000           6,832,480
    Kaiser Permanente, Series A, 5.40%, 5/01/28 .............................................      15,000,000          14,180,550
    Kaiser Permanente, Series B, 5.25%, 10/01/16 ............................................       3,250,000           3,174,665
    Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 .............................       3,250,000           3,082,560
    Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ............................         990,000           1,046,796
 California HFAR, Home Mortgage,
    Series F-1, 7.00%, 8/01/26 ..............................................................         555,000             580,547
    Series H, 6.25%, 8/01/27 ................................................................       2,285,000           2,343,359
 California PCFA,
    PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ..........................       2,000,000           2,082,060
    Solid Waste Disposal Revenue, Browning-Ferris Industries Inc.,
      6.75%, 9/01/19 ........................................................................       7,000,000           6,962,270
    Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project,
      6.875%, 11/01/27 ......................................................................       9,100,000           8,983,884
 California Special Districts Association Finance Corp. COP, Series V,
      7.50%, 5/01/13 ........................................................................          55,000              58,460


26

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                   PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                       AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California State GO,
    FGIC Insured, 6.00%, 8/01/19 ............................................................     $    30,000          $   31,340
    Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ...................................       1,250,000           1,252,888
 California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ...............       2,670,000           2,762,649
 California Statewide CDA,
    COP, Catholic Healthcare West, 6.50%, 7/01/20 ...........................................       2,000,000           2,004,420
    COP, International School of Peninsula Project, 7.50%, 11/01/29 .........................      11,065,000          11,765,636
    COP, Windward School, 6.90%, 9/01/23 ....................................................       2,000,000           2,093,260
    Lease Revenue, Special Facilities, United Airlines, Los Angeles,
       5.625%, 10/01/34 .....................................................................       3,500,000           3,088,225
    Lease Revenue, Special Facilities, United Airlines, Series A,
       5.70%, 10/01/33 ......................................................................       6,320,000           5,649,701
 California Statewide CDA Revenue,
    COP, CHFCLP Insured, Families First Inc., 7.25%, 12/01/22 ...............................       1,800,000           2,038,734
    Eskaton Village Grass Valley, 8.25%, 11/15/31 ...........................................      10,000,000           9,943,800
 Campbell RDA, Tax Allocation, Central Campbell Redevelopment Project,
    Series A, 6.55%, 10/01/32 ...............................................................       5,300,000           5,550,531
 Capistrano USD, CFD, Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ....................       1,000,000           1,094,960
 Chula Vista 1915 Act, AD No. 97-2, 6.15%, 9/02/29 ..........................................       8,440,000           8,338,129
 Chula Vista Special Tax, CFD No. 2000-1, 6.60%, 9/01/30 ....................................       1,500,000           1,538,775
 Clovis 1915 Act, Special Assessment, AD No. 98-1, 6.375%, 9/02/18 ..........................       1,540,000           1,567,027
 Corona-Norco USD, Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ................................       2,120,000           2,210,291
 Duarte RDA, Tax Allocation,
    Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ..................................       2,615,000           2,808,850
    Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ..................................       4,120,000           4,409,306
    Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ........................         755,000             875,204
 El Dorado County Public Financing Revenue, 6.375%, 2/15/25 .................................       1,885,000           1,957,742
 El Dorado County Special Tax, CFD No. 1992-1,
    6.125%, 9/01/16 .........................................................................       4,975,000           5,086,390
    6.25%, 9/01/29 ..........................................................................       2,320,000           2,321,508
 Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1,
    7.00%, 9/01/29 ..........................................................................       3,500,000           3,622,360
 Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ...................       1,840,000           1,933,490
 Fontana Special Tax, CFD No. 12,
    6.60%, 9/01/19 ..........................................................................       3,295,000           3,425,647
    6.625%, 9/01/30 .........................................................................       7,675,000           7,902,794
 Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A,
    Pre-Refunded, 6.50%, 1/01/32 ............................................................       5,500,000           6,168,470
 Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C,
    6.70%, 7/01/24 ..........................................................................       6,375,000           6,568,800
 Gateway Improvement Authority Revenue, Marin City CFD, Series A,
    Pre-Refunded, 7.75%, 9/01/25 ............................................................       2,500,000           2,885,850
 Granada Sanitation District 1915 Act, Sewage Treatment Facilities, Financing
    District, Series A,
    7.125%, 9/02/16 .........................................................................         830,000             855,722
    7.25%, 9/02/22 ..........................................................................         865,000             891,538
 Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ........................................       3,945,000           4,117,397
 Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding,
    6.35%, 12/01/33 .........................................................................       4,000,000           4,072,080
 Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 ...........................................       1,930,000           2,007,200
 Huntington Beach PFA Revenue, Huntington Beach Redevelopment Projects,
    Refunding, 7.00%, 8/01/24 ...............................................................       1,000,000           1,036,930
 Imperial County Special Tax, CFD No. 98-1,
    6.45%, 9/01/17 ..........................................................................       2,155,000           2,189,760
    6.50%, 9/01/31 ..........................................................................       5,705,000           5,752,523
 Indio 1915 Act GO, AD No. 99-1, 7.125%, 9/02/20 ............................................       2,500,000           2,562,775
 John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/13 ................       1,500,000           1,617,855


                                                                              27

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                              PRINCIPAL
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Lake Elsinore 1915 Act,
      AD No. 93-1, Series A, 7.90%, 9/02/24 ..............................................   $ 1,265,000          $ 1,382,506
      Limited Obligation AD 93-1, Refunding, 7.00%, 9/02/30 ..............................     9,000,000            9,223,200
   Lake Elsinore RDA, Special Tax, CFD No. 90-2, Series A, 6.05%, 10/01/24 ...............     2,500,000            2,435,175
   Lancaster RDA, Tax Allocation,
      Library Project, sub. lien, Refunding, 7.00%, 12/01/29 .............................     1,780,000            1,801,075
      Residential Redevelopment Project, sub. lien, Refunding, 6.65%, 9/01/27 ............     2,500,000            2,578,925
   Lemon Grove School District COP, Vista La Mesa Elementary School Construction,
      Pre-Refunded, 6.40%, 9/01/26 .......................................................     2,000,000            2,117,040
   Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .....................................       140,000              140,258
   Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 .......................     3,500,000            3,710,980
   Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ...............................     1,150,000            1,168,607
   Lynwood PFA, Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .....................     1,000,000            1,020,210
   Lynwood PFA Lease Revenue,
      6.25%, 9/01/22 .....................................................................     1,080,000            1,112,227
      6.30%, 9/01/29 .....................................................................     2,680,000            2,736,280
   Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21 .................     1,175,000            1,217,018
   Millbrae Elementary School District COP, Financing Project, Pre-Refunded,
      6.90%, 3/01/22 .....................................................................     1,480,000            1,560,364
   Modesto PFA Lease Revenue, John Thurman Field Renovation Project,
      6.125%, 11/01/16 ...................................................................     1,590,000            1,666,415
   Norco Special Tax CFD GO, No. 97-1, 7.10%, 10/01/30 ...................................     2,640,000            2,814,425
   Northern Mariana Islands Commonwealth Ports Authority Airport Revenue,
      senior lien, Series A, 6.25%, 3/15/28 ..............................................     4,930,000            4,724,419
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
      Series A, 6.85%, 3/15/28 ...........................................................     1,945,000            1,918,743
   Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .....................     2,815,000            3,080,314
   Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .............................     1,440,000            1,458,101
(b)Palmdale Special Tax, CFD No. 93-1, Ritter Ranch Project, Series A,
      8.50%, 9/01/17 .....................................................................    10,000,000            7,000,000
   Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 ............................       500,000              519,495
   Rancho Water District Special Tax Community Facilities 99-1 Area A, Series A,
      6.70%, 9/01/30 .....................................................................     2,250,000            2,318,625
   Rancho Water District Special Tax Community Facilities 99-1 Area B, Series A,
      6.70%, 9/01/30 .....................................................................     2,630,000            2,710,215
   Richmond 1915 Act, Limited Obligation ID No. 99-01, 7.20%, 9/02/30 ....................     7,885,000            8,133,851
   Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 ....................     2,770,000            2,995,617
   Riverside County CFD, Special Tax, senior lien, No. 87-5, Refunding, Series A,
      7.00%, 9/01/13 .....................................................................     7,335,000            7,725,369
   Roseville Special Tax,
      CFD No. 1-Highland, 6.30%, 9/01/25 .................................................    10,000,000           10,045,200
      Woodcreek West Community Facilities No. 1, 6.70%, 9/01/25 ..........................     3,000,000            3,106,440
   Sacramento County Special Tax, CFD No.1, Refunding, 6.30%, 9/01/21 ....................     1,575,000            1,591,664
   San Bernardino Associated Communities Financing Authority COP, Granada Hills
      Health Care, Refunding and Improvement, Series A, 6.90%, 5/01/27 ...................    10,000,000            4,500,000
   San Diego County Educational Facilities Authority No. 1 Lease Revenue,
      6.50%, 8/15/15 .....................................................................       850,000              902,462
   San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ..............     3,500,000            3,990,840
   San Francisco City and County Airport Commission International Airport Revenue,
      Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ..............................     1,570,000            1,626,583
   San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A,
      6.80%, 12/01/21 ....................................................................       800,000              830,616
   San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and
      Restoration Assessment, FSA Insured, 6.00%, 9/02/14 ................................       785,000              810,960
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   Refunding, Series A, 5.50%, 1/15/28 ...................................................    18,200,000           16,872,856
      senior lien, 5.00%, 1/01/33 ........................................................     9,500,000            8,287,135
      senior lien, Pre-Refunded, 7.00%, 1/01/30 ..........................................       675,000              728,001
      senior lien, Pre-Refunded, 6.75%, 1/01/32 ..........................................     3,450,000            3,703,886


28

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   San Jose Financing Authority Revenue, Convention Center Project, Refunding,
      Series C, 6.40%, 9/01/17 ...................................................................    $ 5,000,000     $  5,162,400
(b)San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 ...............................      6,660,000        2,664,000
   San Marcos PFA, Special Tax Revenue, Series A, 6.70%, 9/01/32 .................................      3,500,000        3,587,045
   San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A,
      5.65%, 10/01/28 ............................................................................      2,000,000        1,955,940
   San Marcos USD, Special Tax, CFD No. 4-Zone A, 7.00%, 9/01/30 .................................        750,000          765,555
   San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%, 8/01/22 ..........................      1,000,000          978,870
   San Ramon PFA, Tax Allocation Revenue,
      Pre-Refunded, 6.90%, 2/01/24 ...............................................................        700,000          778,435
      Refunding, 6.90%, 2/01/24 ..................................................................        800,000          845,312
   Simi Valley 1915 Act, AD No. 98-1, Madera, 7.30%, 9/02/24 .....................................      4,000,000        4,184,240
   Southern California Public Power Authority Transmission Project Revenue,
      Southern Transmission, Refunding, 6.125%, 7/01/18 ..........................................      1,140,000        1,180,025
   Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A,
      6.00%, 9/01/18 .............................................................................      1,000,000        1,003,570
   Tracy COP, I-205 Corridor Improvement Project, Pre-Refunded, 7.00%, 10/01/27 ..................      1,200,000        1,252,872
   Tustin USD, Special Tax, CFD No. 97-1, 6.25%, 9/01/21 .........................................      1,400,000        1,411,004
   Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 .......................      9,345,000        9,755,713
   Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 .........................................     14,830,000       14,998,172
   Virgin Islands PFA Revenue, sub. lien, Fund Loan Notes, Refunding, Series E,
      5.75%, 10/01/13 ............................................................................      1,595,000        1,538,808
      5.875%, 10/01/18 ...........................................................................      1,665,000        1,584,564
      6.00%, 10/01/22 ............................................................................      2,650,000        2,577,549
   Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home, 5.875%, 2/01/28 ..................      1,685,000        1,531,480
   West Sacramento Special Tax, CFD No. 10, 6.75%, 9/01/26 .......................................      3,235,000        3,370,482
   Western Placer Waste Management Authority Revenue, Refunding, 6.75%, 7/01/14 ..................      7,400,000        7,884,922
                                                                                                                      ------------
   TOTAL BONDS ...................................................................................                     470,145,089
                                                                                                                      ------------
   ZERO COUPON BONDS 11.2%
   California HFAR, Home Mortgage, Series F, FSA Insured, 8/01/31 ................................     38,500,000        5,482,785
   Duarte RDA, Tax Allocation, Capital Appreciation, sub. line, Merged
      Redevelopment Project, 12/01/28 ............................................................     30,795,000        5,396,824
   Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
      1/15/26 ....................................................................................     38,720,000        7,863,645
      1/15/31 ....................................................................................     85,780,000       12,499,862
   San Diego RDA, Capital Appreciation, Tax Allocation, Series B,
      9/01/10 ....................................................................................      3,770,000        2,086,054
      9/01/15 ....................................................................................      6,810,000        2,721,821
      9/01/16 ....................................................................................      1,500,000          559,080
      9/01/19 ....................................................................................      1,800,000          550,818
      9/01/20 ....................................................................................      1,800,000          517,086
      9/01/21 ....................................................................................      1,800,000          485,424
      9/01/22 ....................................................................................      1,900,000          477,983
      9/01/23 ....................................................................................      1,900,000          448,590
      9/01/24 ....................................................................................      1,900,000          419,064
      9/01/25 ....................................................................................      1,900,000          388,531
      9/01/26 ....................................................................................      1,900,000          364,382
      9/01/27 ....................................................................................      1,900,000          341,734
      9/01/28 ....................................................................................      1,900,000          320,511


                                                                              29

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS (CONT.)
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      junior lien, ETM, 1/01/28 ...................................................................   $19,150,000      $  4,215,107
      Refunding, Series A, 1/15/21 ................................................................    24,750,000        15,599,172
                                                                                                                       -------------
   TOTAL ZERO COUPON BONDS ........................................................................                      60,738,473
                                                                                                                       -------------
   TOTAL LONG TERM INVESTMENTS (COST $524,675,119) ................................................                     530,883,562
                                                                                                                       -------------
(a)SHORT TERM INVESTMENTS 2.2%
   California PCFA, Daily VRDN and Put, 4.10%, 10/01/09 ...........................................     1,600,000         1,600,000
   California PCFA, PCR, PG&E Co., Refunding, Series E, Daily VRDN and Put,
      4.20%, 11/01/26 .............................................................................       100,000           100,000
   Irvine 1915 Act, AD No. 93-14, Daily VRDN and Put,
      4.10%, 9/02/22 ..............................................................................     1,400,000         1,400,000
      4.00%, 9/02/25 ..............................................................................       200,000           200,000
   Irvine Ranch Water District Revenue, Nos. 140, 105, 240 and 250, Daily VRDN
      and Put, 3.00%, 4/01/33 .....................................................................       100,000           100,000
   Metropolitan Water District Southern California Water Works Revenue,
      Refunding, Series B-1, Daily VRDN and Put, 3.00%, 7/01/35 ...................................     2,300,000         2,300,000
   Orange County Sanitation Districts COP, Refunding,
      Series A, Daily VRDN and Put, 3.00%, 8/01/29 ................................................     4,100,000         4,100,000
      Series B, Daily VRDN and Put, 3.00%, 8/01/30 ................................................     1,100,000         1,100,000
   Tustin 1915 Act, Daily VRDN and Put, 4.10%, 9/02/13 ............................................     1,000,000         1,000,000
                                                                                                                       -------------
   TOTAL SHORT TERM INVESTMENTS (COST $11,900,000) ................................................                      11,900,000
                                                                                                                       -------------
   TOTAL INVESTMENTS (COST $536,575,119) 99.6% ....................................................                     542,783,562
   OTHER ASSETS, LESS LIABILITIES .4% .............................................................                       2,427,688
                                                                                                                       -------------
   NET ASSETS 100.0% ..............................................................................                    $545,211,250
                                                                                                                       =============

See Glossary of Terms on page 35.

(a)Variable rate demand notes(VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of principal balance plus accrued interest at specific dates.

(b)See Note 6 regarding defaulted securities.

                       See notes to financial statements.
30


FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                     YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 2000    ------------------------------------------------------------
                                                    (UNAUDITED)          2000        1999          1998         1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $10.02              $11.16       $11.27       $10.71      $10.40        $10.53
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(c) .....................       .27                 .56          .55          .57         .58           .56
  Net realized and unrealized
    gains (losses) .............................       .56               (1.15)        (.08)         .56         .33          (.09)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............       .83                (.59)         .47         1.13         .91           .47
                                                  ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income ........................      (.28)               (.55)        (.55)        (.57)       (.60)         (.60)
  Net realized gains ...........................        --                  --         (.03)          --          --            --
                                                  ---------------------------------------------------------------------------------
Total distributions ............................      (.28)               (.55)        (.58)        (.57)       (.60)         (.60)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................    $10.57              $10.02       $11.16       $11.27      $10.71        $10.40
                                                  =================================================================================
Total return(a) ................................      8.31%              (5.30%)       4.19%       10.75%       8.95%         4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $68,964             $63,742      $77,117      $44,526     $26,708       $13,956
Ratio to average net assets:
  Expenses .....................................       .40%(b)             .40%         .40%         .40%        .40%           33%
  Expenses excluding waiver and payments
    by affiliates ..............................        82%(b)             .81%         .81%         .81%        .84%          .91%
  Net investment income ........................      5.26%(b)            5.36%        4.88%        5.12%       5.51%         5.67%
Portfolio turnover rate ........................      5.23%              29.94%       13.39%       37.67%      27.60%        27.23%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Annualized.
(c) Based on average shares outstanding effective year ended May 31, 2000.


               See notes to financial statements.                            31

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED)

                                                                                                              PRINCIPAL
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                      AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.9%
(b)Carroll County IDBR, Henry I. Siegel Co. Inc. Project, Refunding, 7.20%, 4/01/05 ......................  $   500,000  $   50,000
   Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives,
       Refunding, Series A, 5.00%, 12/01/18 ..............................................................    1,000,000     888,550
       Series A, 5.00%, 12/01/28 .........................................................................    1,000,000     866,800
   Cleveland Public Improvement GO, FGIC Insured, 5.25%, 6/01/24 .........................................    3,000,000   2,886,450
   Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 .................    3,000,000   2,850,360
   Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%, 10/01/26 . . .    1,000,000   1,016,730
   Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 ..................................      500,000     512,815
   Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/24 ............      500,000     535,420
   Humphreys County IDB, Solid Waste Disposal Revenue, Dupont Denemours and Co. Project, 6.70%,
     5/01/24 .............................................................................................      800,000     854,536
   Johnson City GO,
       Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 .....................................      500,000     526,645
       Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ........................................................      100,000     105,256
   Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First Mortgage
     Mountain States Health, Series A, MBIA Insured, 6.00%, 7/01/21 ......................................    2,970,000   3,066,080
   Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project, Series A,
     GNMA Secured, 5.90%, 6/20/37 ........................................................................    1,390,000   1,383,759
   Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20 ...........      100,000     110,095
   Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement, Series A,
     MBIA Insured, 5.625%, 12/01/19 ......................................................................    1,000,000   1,015,850
   Knox County Health, Educational and Housing Board Hospital Facilities Revenue, Fort Sanders
     Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ...................................................    1,250,000   1,320,663
   Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%, 3/01/28...........      250,000     253,013
   Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding, MBIA
     Insured, 6.10%, 1/01/19 .............................................................................      100,000     103,378
   Lawrenceburg Electric Revenue, MBIA Insured, 5.50%, 7/01/26 ...........................................    1,000,000     997,230
   Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project, 6.20%, 2/01/23 .........    1,305,000   1,323,909
   Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 ...........................................      150,000     159,681
   Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24 ...................      620,000     640,857
   McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ...........................      500,000     535,420
   Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
       Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27 .......................................      150,000     157,857
       MF River Trace II, Refunding, Series A, FNMA Secured, 6.45%, 4/01/26 ..............................      100,000     103,512
   Memphis-Shelby County Airport Authority Airport Revenue Series D, AMBAC Insured, 6.00%, 3/01/24 .......    4,780,000   4,953,371
   Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express Corp.,
     6.75%, 9/01/12 ......................................................................................      100,000     103,652
   Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
       5.20%, 5/15/23 ....................................................................................      800,000     771,248
       Pre-Refunded, 6.00%, 5/15/17 ......................................................................      200,000     208,066
   Metropolitan Government of Nashville and Davidson County GO,
       Public Improvements, 5.875%, 5/15/26 ..............................................................    1,000,000   1,022,620
       Refunding, 5.125%, 5/15/25 ........................................................................    3,000,000   2,807,610
   Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
     Revenue,
       Ascension Health Credit, Refunding, Series A, AMBAC Insured, 5.875%, 11/15/28 .....................    2,500,000   2,530,875
       Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ....................      150,000     165,387
       Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 ..................................      500,000     520,865
       Multi-Modal Health Facility, Asset Guaranty, 5.50%, 5/01/23 .......................................      955,000     920,429
       The Vanderbilt University, Refunding, Series B, 5.00%, 10/01/28 ...................................    2,750,000   2,547,683


32

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                   AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Stadium Public
     Improvement Project, AMBAC Insured, 5.875%, 7/01/21 ...............................................  $1,775,000   $ 1,812,382
   Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Refunding, 5.50%,
     1/01/16 ...........................................................................................     620,000       620,068
   Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ............     205,000       211,605
   Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 ......................     180,000       194,773
   Montgomery County Health Educational and Housing Facility Board Hospital Revenue, Clarksville
     Regional Health System, Refunding and Improvement, 5.375%, 1/01/28 ................................   3,000,000     2,302,020
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.85%, 3/15/28......     290,000       286,085
(c)Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ........................     750,000       746,948
   Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 .......................................     100,000       102,547
   Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 ...........................................     100,000       109,089
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, Pre-Refunded, 6.00%,
     7/01/22 ...........................................................................................     500,000       546,575
   Puerto Rico Electric Power Authority Revenue, Series R, Pre-Refunded, 6.25%, 7/01/17 ................     100,000       104,723
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
     Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%,
     7/01/24 ...........................................................................................     200,000       209,746
   Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .     600,000       600,702
   Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 ................   3,000,000     2,737,320
   Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted Living
     Project, Series A, 5.50%, 12/01/31 ................................................................   2,010,000     1,890,767
   Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 .....................................     530,000       544,835
   South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ........................................     300,000       306,942
   Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 .............................     350,000       364,340
   Tennessee HDA,
       Homeownership Program, 5.375%, 7/01/23 ..........................................................   1,000,000       960,200
       Homeownership Program, Issue 4A, 6.375%, 7/01/22 ................................................     800,000       824,368
       Homeownership Project, Series 3C, 6.00%, 1/01/20 ................................................   2,500,000     2,547,100
       Mortgage Finance, Series A, 6.90%, 7/01/25 ......................................................     185,000       194,670
       Mortgage Finance, Series B, 6.60%, 7/01/25 ......................................................      85,000        88,439
       Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 ........................................     630,000       652,611
   Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program,
     Pre-Refunded, 6.55%, 10/01/23 .....................................................................     100,000       108,620
   Tennessee State School Board Authority, Higher Educational Facilities,
       2nd Program, Series A, 5.00%, 5/01/28 ...........................................................   3,000,000     2,780,790
       Series A, Pre-Refunded, 6.25%, 5/01/22 ..........................................................     100,000       103,845
   Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ......   1,000,000       959,350
   West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 .......................................   1,055,000     1,034,639
   White House Utility District, Robertson and Sumner Counties Water and Sewer Revenue, FSA Insured,
     6.00%, 1/01/26 ....................................................................................   1,000,000     1,037,459
   White House Utility District, Robertson and Sumner Counties Waterworks System Revenue, Refunding,
    Series B, FGIC Insured, 5.375%, 1/01/19 ............................................................   1,000,000     1,001,749
   Williamson County Public Improvement GO, 5.375%, 3/01/19 ............................................   1,480,000     1,473,901
   Wilson County COP,
       Educational Facilities, Pre-Refunded, 6.125%, 6/30/10 ...........................................     220,000       235,036
       FSA Insured, 5.25%, 3/30/18 .....................................................................   1,000,000       989,829
                                                                                                                       -----------
   TOTAL LONG TERM INVESTMENTS (COST $68,368,449) ......................................................                67,500,745
                                                                                                                       -----------
(a)SHORT-TERM INVESTMENTS 1.3%
   Metropolitan Nashville Airport Authority Special Facilities Revenue, American Airlines Project,
     Refunding, Series B, Daily VRDN and Put, 4.15%, 10/01/12 ..........................................     400,000       400,000


                                                                              33
FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                  AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)SHORT-TERM INVESTMENTS (CONT.)
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and Put,
     3.85%, 12/01/15 .................................................................................   $   100,000    $   100,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
     Weekly VRDN and Put, 3.60%, 7/01/28 .............................................................       400,000        400,000
                                                                                                                        -----------
   TOTAL SHORT-TERM INVESTMENTS (COST $900,000) ......................................................                      900,000
                                                                                                                        -----------
   TOTAL INVESTMENTS (COST $69,268,449) 99.2% ........................................................                   68,400,745
   OTHER ASSETS, LESS LIABILITIES .8% ................................................................                      563,662
                                                                                                                        -----------
   NET ASSETS 100.0% .................................................................................                  $68,964,407
                                                                                                                        ===========

See glossary of terms on page 35.

(a) Variable rate demand notes (VRNDs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) See Note 6 regarding defaulted securities.

(c) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

34                     See notes to financial statements.
FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT   - Improvement Bond Act of 1915
ABAG       - The Association of Bay Area Governments
AD         - Assessment District
AMBAC      - American Municipal Bond Assurance Corp.
CDA        - Community Development Authority/Agency
CFD        - Community Facilities District
CHFCLP     - California Health Facilities Construction Loan Program
COP        - Certificate of Participation
ETM        - Escrow to Maturity
FGIC       - Financial Guaranty Insurance Corp.
FHA        - Federal Housing Authority/Agency
FNMA       - Financial National Mortgage Association
FSA        - Financial Security Assistance
GNMA       - Government National Mortgage Association
GO         - General Obligation
HDA        - Housing Development Authority/Agency
HFAR       - Housing Finance Authority/Agency Revenue
ID         - Improvement District
IDB        - Industrial Development Board
IDBR       - Industrial Development Board Revenue
MBIA       - Municipal Bond Investors Assurance Corp.
MF         - Multi-Family
MFHR       - Multi-Family Housing Revenue
MFR        - Multi-Family Revenue
PCFA       - Pollution Control Financing Authority
PCR        - Pollution Control Revenue
PFA        - Public Financing Authority
RDA        - Redevelopment Authority/Agency
USD        - Unified School District


                                                                              35
FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2000 (UNAUDITED)

                                                      FRANKLIN        FRANKLIN
                                                     CALIFORNIA       TENNESSEE
                                                     HIGH YIELD       MUNICIPAL
                                                   MUNICIPAL FUND     BOND FUND
                                                  ------------------------------
Assets:
  Investments in securities:
    Cost ...................................      $536,575,119      $ 69,268,449
                                                  ==============================
    Value ..................................       542,783,562        68,400,745
  Cash .....................................            53,952            65,662
  Receivables:
    Capital shares sold ....................         1,049,850           312,490
    Interest ...............................        10,425,553         1,172,539
                                                  ------------------------------
      Total assets .........................       554,312,917        69,951,436
                                                  ------------------------------
Liabilities:
  Payables:
    Investment securities purchased ........         6,181,988           739,970
    Capital shares redeemed ................         1,504,732            50,440
    Affiliates .............................           248,189            20,253
    Shareholders ...........................           283,154            45,925
  Distributions to shareholders ............           859,025           122,650
  Other liabilities ........................            24,579             7,791
                                                  ------------------------------
    Total liabilities ......................         9,101,667           987,029
                                                  ------------------------------
      Net assets, at value .................      $545,211,250      $ 68,964,407
                                                  ==============================
Net assets consist of:
  Undistributed net investment income ......      $    988,266      $    104,199
  Net unrealized appreciation (depreciation)         6,208,443          (867,704)
  Accumulated net realized loss ............       (42,537,484        (2,227,156)
  Capital shares ...........................       580,552,025        71,955,068
                                                  ------------------------------
      Net assets, at value .................      $545,211,250      $ 68,964,407
                                                  ==============================


36                     See notes to financial statements.
FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 2000 (UNAUDITED)

                                                                                     FRANKLIN                        FRANKLIN
                                                                                    CALIFORNIA                       TENNESSEE
                                                                                    HIGH YIELD                       MUNICIPAL
                                                                                   MUNICIPAL FUND                    BOND FUND
                                                                                   --------------------------------------------
CLASS A:

  Net assets, at value .......................................................     $ 473,130,425                  $  68,964,407
                                                                                   ============================================
  Shares outstanding .........................................................        47,813,888                      6,522,595
                                                                                   ============================================
  Net asset value per share* .................................................     $        9.90                  $       10.57
                                                                                   ============================================
  Maximum offering price per share (net asset value per share / 95.75%) ......     $       10.34                  $       11.04
                                                                                   ============================================
CLASS B:

  Net assets, at value .......................................................     $   6,229,538                             --
                                                                                   ============================================
  Shares outstanding .........................................................           627,639                             --
                                                                                   ============================================
  Net asset value and maximum offering price per share .......................     $        9.93                             --
                                                                                   ============================================
CLASS C:

  Net assets, at value .......................................................     $  65,851,287                             --
                                                                                   ============================================
  Shares outstanding .........................................................         6,635,841                             --
                                                                                   ============================================
  Net asset value per share* .................................................     $        9.92                             --
                                                                                   ============================================
  Maximum offering price per share (net asset value per share / 99%) .........     $       10.02                             --
                                                                                   ============================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     37
FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

                                                              FRANKLIN          FRANKLIN
                                                              CALIFORNIA        TENNESSEE
                                                              HIGH YIELD        MUNICIPAL
                                                            MUNICIPAL FUND      BOND FUND
                                                            -------------------------------
Investment income:
  Interest ...........................................      $ 19,055,644       $ 1,910,533
                                                            -------------------------------
Expenses:
  Management fees (Note 3) ...........................         1,363,750           213,696
  Distribution fees (Note 3)
    Class A ..........................................           239,644            33,703
    Class B ..........................................            12,362                --
    Class C ..........................................           211,757                --
  Transfer agent fees (Note 3) .......................            93,006            11,108
  Custodian fees .....................................             2,651               307
  Reports to shareholders ............................             9,530             1,643
  Registration and filing fees .......................            33,290             1,102
  Professional fees (Note 3) .........................            12,011             4,578
  Trustees' fees and expenses ........................            18,792             2,670
  Other ..............................................            11,936             4,607
                                                            -------------------------------
      Total expenses .................................         2,008,729           273,414
      Expenses waived/paid by affiliate (Note 3) .....          (444,160)         (138,281)
                                                            -------------------------------
        Net expenses .................................         1,564,569           135,133
                                                            -------------------------------
        Net investment income ........................        17,491,075         1,775,400
                                                            -------------------------------
  Realized and unrealized gains (losses):
    Net realized loss from investments ...............        (2,854,821)          (37,291)
    Net unrealized appreciation on investments .......        21,886,680         3,616,556
                                                            -------------------------------
  Net realized and unrealized gain ...................        19,031,859         3,579,265
                                                            -------------------------------
  Net increase in net assets resulting from operations      $ 36,522,934       $ 5,354,665
                                                            ===============================


38                     See notes to financial statements.
FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 2000

                                                                 FRANKLIN CALIFORNIA                     FRANKLIN TENNESSEE
                                                               HIGH YIELD MUNICIPAL FUND                 MUNICIPAL BOND FUND
                                                         --------------------------------------------------------------------------
                                                             SIX MONTHS              YEAR            SIX MONTHS           YEAR
                                                                ENDED                ENDED              ENDED             ENDED
                                                         NOVEMBER 30, 2000       MAY 31, 2000    NOVEMBER 30, 2000    MAY 31, 2000
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .............................    $  17,491,075       $  33,992,775       $  1,775,400       $  3,747,692
    Net realized loss from investments ................       (2,854,821)        (37,870,917)           (37,291)        (2,122,356)
    Net unrealized appreciation (depreciation)
      on investments ..................................       21,886,680         (30,918,296)         3,616,556         (5,811,528)
                                                         --------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting
          from operations .............................       36,522,934         (34,796,438)         5,354,665         (4,186,192)
  Distributions to shareholders from:
    Net investment income:
      Class A .........................................      (13,665,452)        (30,273,047)        (1,789,813)        (3,704,225)
      Class B .........................................          (94,064)             (4,475)                --                 --
      Class C .........................................       (1,691,344)         (3,715,253)                --                 --

  In excess of net investment income:
      Class A .........................................               --             (97,544)                --                 --
      Class B .........................................               --                 (11)                --                 --
      Class C .........................................               --             (11,971)                --                 --
                                                         --------------------------------------------------------------------------
  Total distributions to shareholders .................      (15,450,860)        (34,102,301)        (1,789,813)        (3,704,225)

  Capital share transactions: (Note 2)
      Class A .........................................       (9,757,639)        (58,624,613)         1,657,877         (5,485,282)
      Class B .........................................        5,328,501             812,535                 --                 --
      Class C .........................................       (1,553,010)         (5,257,914)                --                 --
                                                         --------------------------------------------------------------------------
  Total capital share transactions ....................       (5,982,148)        (63,069,992)         1,657,877         (5,485,282)
        Net increase (decrease) in net assets .........       15,089,926        (131,968,731)         5,222,729        (13,375,699)
Net assets
  Beginning of period .................................      530,121,324         662,090,055         63,741,678         77,117,377
                                                         --------------------------------------------------------------------------
  End of period .......................................    $ 545,211,250       $ 530,121,324       $ 68,964,407       $ 63,741,678
                                                         ==========================================================================
Undistributed net investment income (accumulated
  distributions in excess of net
  investment income) included in net assets:

    End of period .....................................    $     988,266       $  (1,051,949)      $    104,199       $    118,612
                                                         ==========================================================================


                       See notes to financial statements.                     39
FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of two series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distribution of the Fund. The Fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


40
FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                     CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------
Franklin Tennessee Municipal Bond Fund      Franklin California High Yield
                                            Municipal Fund

At November 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                            FRANKLIN CALIFORNIA                 FRANKLIN TENNESSEE
                                                         HIGH YIELD MUNICIPAL FUND              MUNICIPAL BOND FUND
                                                      --------------------------------------------------------------------
CLASS A SHARES:                                          SHARES             AMOUNT            SHARES           AMOUNT
                                                      --------------------------------------------------------------------
Six months ended November 30, 2000
  Shares sold ..................................        4,931,947       $  48,263,612          617,415       $  6,427,580
  Shares issued in reinvestment of distributions          541,392           5,318,589           95,091            992,911
  Shares redeemed ..............................       (6,428,605)         63,339,840)        (551,189)        (5,762,614)
                                                      --------------------------------------------------------------------
  Net increase (decrease) ......................         (955,266)      $  (9,757,639)         161,317       $  1,657,877
                                                      ====================================================================
Year ended May 31, 2000
  Shares sold ..................................       20,040,573       $ 200,317,519        1,372,417       $ 14,407,901
  Shares issued in reinvestment of distributions        1,257,061          12,378,477          196,031          2,028,944
  Shares redeemed ..............................      (27,591,130)       (271,320,609)      (2,119,063)       (21,922,127)
                                                      --------------------------------------------------------------------
  Net decrease .................................       (6,293,496)      $ (58,624,613)        (550,615)      $ (5,485,282)
                                                      ====================================================================
CLASS B SHARES:
Six months ended November 30, 2000
  Shares sold ..................................          540,653       $   5,306,357
  Shares issued in reinvestment of distributions            4,800              47,550
  Shares redeemed ..............................           (2,559)            (25,406)
                                                      --------------------------------
  Net increase .................................          542,894       $   5,328,501
                                                      ================================
Year ended May 31, 2000**
  Shares sold ..................................          100,238       $     959,709
  Shares issued in reinvestment of distributions              162               1,545
  Shares redeemed ..............................          (15,655)           (148,719)
                                                      --------------------------------
  Net increase .................................           84,745       $     812,535
                                                      ================================
CLASS C SHARES:
  Six months ended November 30, 2000
  Shares sold ..................................          770,505       $   7,580,883
  Shares issued in reinvestment of distributions           88,742             874,123
  Shares redeemed ..............................       (1,018,653)        (10,008,016)
                                                      --------------------------------
  Net decrease .................................         (159,406)      $  (1,553,010)
                                                      ================================
Year ended May 31, 2000
  Shares sold ..................................        2,200,795       $  21,956,431
  Shares issued in reinvestment of distributions          192,728           1,897,992
  Shares redeemed ..............................       (2,968,740)        (29,112,337)
                                                      --------------------------------
  Net decrease .................................         (575,217)      $  (5,257,914)
                                                      ================================

** For the period February 1, 2000 (effective date) to May 31, 2000.


                                                                              41
FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                  AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                      Investment manager
Franklin Templeton Services, Inc. (FT Services)         Administrative manager
Franklin/Templeton Investor Services, Inc.
  (Investor Services)                                   Transfer agent
Franklin/Templeton Distributors, Inc.
  (Distributors)                                        Principal underwriter

The Funds pay an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

ANNUALIZED
 FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
 .625%        First $100 million
 .500%        Over $100 million, up to and including $250 million
 .450%        In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

The Franklin Tennessee Municipal Bond Fund reimburses Distributors up to .15% per year of the Fund's average daily assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors received (paid) net commissions from/on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                FRANKLIN           FRANKLIN
                                                CALIFORNIA        TENNESSEE
                                                HIGH YIELD        MUNICIPAL
                                              MUNICIPAL FUND      BOND FUND
                                              ------------------------------
Net commissions received (paid) ..........       $(271,898)         $7,599

Contingent deferred sales  charges .......       $  18,029          $   --

The Funds paid transfer agent fees of $104,114 of which $88,172 was paid to Investor Services.

Included in professional fees are legal fees of $829 that were paid to a law firm in which a partner is an officer of the Funds.

42
FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At May 31, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                  FRANKLIN          FRANKLIN
                                                 CALIFORNIA         TENNESSEE
                                                 HIGH YIELD         MUNICIPAL
                                               MUNICIPAL FUND       BOND FUND
                                              ---------------------------------
Capital loss carryovers expiring in:
  2003 .....................................    $ 1,416,838         $     --
  2004 .....................................          4,508               --
  2005 .....................................        390,400               --
  2008 .....................................      8,364,686          543,762
                                              ---------------------------------
                                                $10,176,432         $543,762
                                              =================================

At May 31, 2000, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund have deferred capital losses occurring subsequent to October 31, 1999 of $29,506,231 and $1,646,103, respectively. For tax purposes, such losses will be reflected in the year ended May 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

At November 30, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                FRANKLIN            FRANKLIN
                                               CALIFORNIA           TENNESSEE
                                               HIGH YIELD           MUNICIPAL
                                             MUNICIPAL FUND         BOND FUND
                                            -----------------------------------
Investments at cost ......................    $ 536,575,119        $ 69,268,449
                                            ====================================
Unrealized appreciation ..................    $  23,096,762        $  1,453,742
Unrealized depreciation ..................      (16,888,319)         (2,321,446)
                                            -----------------------------------
Net unrealized appreciation
  (depreciation) .........................    $   6,208,443        $   (867,704)
                                            ====================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2000 were as follows:

                                                  FRANKLIN           FRANKLIN
                                                 CALIFORNIA          TENNESSEE
                                                 HIGH YIELD          MUNICIPAL
                                                MUNICIPAL FUND       BOND FUND
                                                --------------------------------
Purchases ...............................        $56,792,083         $25,120,681
Sales ...................................        $64,259,341         $ 3,439,792


                                                                              43
FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited) (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES

The California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund have 42.3% and .1%, respectively, of their portfolio invested in below investment grade and comparable quality unrated securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 2000, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund held defaulted securities with a value aggregating $9,664,000 and $50,000 representing 1.8% and 0.1%, respectively, of the Funds' net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide estimates for losses on interest receivable.


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